SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2002

ParthusCeva, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-49842 (Commission File Number)	77-0556376 (IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 514-2900

N/A
(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

On November 1, 2002, DSP Group, Inc. (“DSPG”), Parthus Technologies plc (“Parthus”) and ParthusCeva completed the combination of Parthus with ParthusCeva (f/k/a Ceva, Inc.), formerly a wholly owned subsidiary of DSPG (the “Combination”). Immediately prior to the closing of the Combination, DSPG distributed 100% of the then outstanding equity of ParthusCeva to DSPG stockholders as of October 31, 2002 (the “Record Date”) as part of a tax free spin-off (the “Spin-off”) of ParthusCeva from DSPG.

In the Combination, each issued and outstanding Parthus ordinary share, par value €0.000317 per share, (a “Parthus Ordinary Share”) was cancelled and Parthus shareholders received 0.015141 (the “Exchange Ratio”) validly issued and fully paid shares of common stock, par value $0.001 per share, of ParthusCeva (the “Common Stock”) per Parthus Ordinary Share. Correspondingly, holders of Parthus American Depositary Shares (“ADSs”) (each of which represented 10 Parthus Ordinary Shares) received 0.151410 shares of Common Stock per ADS. In connection with the Combination, ParthusCeva also assumed each outstanding option to purchase Parthus Ordinary Shares that had been granted under Parthus’ existing share option plans. Each such assumed option became an option to purchase that number of shares of Common Stock as is equal to the number of Parthus Ordinary Shares subject to such option immediately prior to the Combination multiplied by the Exchange Ratio and rounded down to the nearest whole number, at an exercise price per share equal to the exercise price per Parthus Ordinary Share at which such option was exercisable immediately prior to the Combination divided by the Exchange Ratio and rounded up to the nearest whole cent.

In the Spin-off, stockholders of DSPG received one share of Common Stock for every three shares of common stock of DSPG held by them at the Record Date.

Immediately following the Combination, the former holders of Parthus Ordinary Shares and ADSs owned approximately 49.9% of the outstanding shares of Common Stock and the stockholders of DSPG owned approximately 50.1% of the outstanding shares of Common Stock.

In addition, immediately prior to the closing of the Combination, an aggregate of US$60 million was distributed to the former Parthus shareholders as a court approved capital repayment (“Capital Repayment”), equal to US$1.008940 per ADS and US$0.100894 per Parthus Ordinary Share.

Pursuant to the Combination Agreement, ParthusCeva’s board of directors was reconstituted to consist of four existing members of ParthusCeva’s board of directors (Eliyahu Ayalon, Zvi Limon, Bruce A. Mann and Louis Silver) and four former members of the Parthus board of directors (Kevin Fielding, Brian Long, William McCabe, and Sven-Christer Nilsson). In addition, Eliyahu Ayalon, currently Chairman of the Board of Directors of DSPG, and Gideon Wertheizer, formerly of DSPG, were appointed to serve as Chairman, and Executive Vice President-Business Development and Chief Technology Officer, respectively, of ParthusCeva. Brian Long, Kevin Fielding and Elaine Coughlan, each formerly of Parthus, were appointed to serve as Vice Chairman, President and Chief Executive Officer, and Chief Financial Officer, respectively, of ParthusCeva.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of the Business Acquired:

The audited financial statements of Parthus Technologies plc as of and for the three years in the period ended December 31, 2001 are filed as Exhibit 99.1 to this amended Report on Form 8-K and are hereby incorporated herein by reference.

The unaudited financial statements of Parthus Technologies plc as of and for the nine months ended September 30, 2002 and 2001 are filed as Exhibit 99.2 to this amended Report on Form 8-K and are hereby incorporated herein by reference.

(b)	Pro Forma Financial Information:

The unaudited pro forma combined financial statements of ParthusCeva as of and for the three- and nine-month periods ended September 30, 2002 and the year ended December 31, 2001 are filed as Exhibit 99.3 to this amended Report on Form 8-K and are hereby incorporated herein by reference.

(c)	Exhibits:

Exhibit No.	Description

2.1*
Combination Agreement dated as of April 4, 2002, by and among DSP Group, Inc., ParthusCeva (f/k/a Ceva, Inc.) and Parthus Technologies plc (incorporated by reference herein to Exhibit 2.1 of ParthusCeva’s Registration Statement on Form S-1 (File No. 333-97353) filed with the Securities and Exchange Commission on October 30, 2002).**

2.2*
Amendment No. 1 to the Combination Agreement dated as of August 29, 2002 by and among DSP Group, Inc., ParthusCeva and Parthus Technologies plc (incorporated by reference herein to Exhibit 2.2 of ParthusCeva’s Registration Statement on Form S-1 (File No. 333-97353) filed with the Securities and Exchange Commission on October 30, 2002.)**

23.1	Consent of KPMG, chartered accountants.

99.1	Audited financial statements of Parthus Technologies plc as of and for the three years in the period ended December 31, 2001.

99.2	Unaudited financial statements of Parthus Technologies plc as of and for the nine months ended September 30, 2002 and 2001.

99.3	Unaudited pro forma combined financial statements of ParthusCeva as of and for the nine months ended September 30, 2002 and the year ended December 31, 2001.

*	Previously filed.
**
The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. ParthusCeva will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2002	PARTHUSCEVA, INC. (Registrant)

	By:	/s/ KEVIN FIELDING
Kevin Fielding President and Chief Executive Officer

:	By:	/s/ ELAINE COUGHLAN
Elaine Coughlan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*
Combination Agreement dated as of April 4, 2002, by and among DSP Group, Inc., ParthusCeva (f/k/a Ceva, Inc.) and Parthus Technologies plc (incorporated by reference herein to Exhibit 2.1 of ParthusCeva’s Registration Statement on Form S-1 (File No. 333-97353) filed with the Securities and Exchange Commission on October 30, 2002).**

2.2*
Amendment No. 1 to the Combination Agreement dated as of August 29, 2002 by and among DSP Group, Inc., ParthusCeva and Parthus Technologies plc (incorporated by reference herein to Exhibit 2.2 of ParthusCeva’s Registration Statement on Form S-1 (File No. 333-97353) filed with the Securities and Exchange Commission on October 30, 2002.)**

23.1	Consent of KPMG, chartered accountants.

99.1	Audited financial statements of Parthus Technologies plc as of and for the three years in the period ended December 31, 2001.

99.2	Unaudited financial statements of Parthus Technologies plc as of and for the nine months ended September 30, 2002 and 2001.

99.3	Unaudited pro forma combined financial statements of ParthusCeva as of and for the three- and nine-month periods ended September 30, 2002 and the year ended December 31, 2001.

*	Previously filed.

**
The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. ParthusCeva will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.